UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
January 3, 2012
RAYONIER INC.
COMMISSION FILE NUMBER 1-6780
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Thomas I. Morgan was elected to Rayonier Inc.'s Board of Directors effective January 3, 2012. Mr. Morgan is expected to be appointed to one or more Board committees upon the recommendation of the Nominating and Corporate Governance Committee and approval by the Board of Directors.

Item 9.01.	Financial Statements and Exhibits
A copy of the press release announcing the election of Mr. Morgan is attached hereto as Exhibit 99.1.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ HANS E. VANDEN NOORT
Hans E. Vanden Noort
Senior Vice President and
Chief Financial Officer
January 4, 2012

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION
99.1	Rayonier issued a press release titled "Rayonier Elects Thomas I. Morgan to Board of Directors" on January 3, 2012.	Furnished herewith

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